Exhibit 10.2

Martin Marietta Nonqualified Deferred Cash

Compensation Plan

Adoption Agreement

Table of Contents

1.01	Preamble	1

1.02	Plan	1

1.03	Plan Sponsor	1

1.04	Employer	2

1.05	Administrator	2

2.01	Participation	3

3.01	Compensation	4

3.02	Bonuses	5

4.01	Participant Contributions	6

5.01	Employer Contributions	8

6.01	Distributions	11

7.01	Vesting	17

8.01	Unforeseeable Emergency	21

9.01	Investment Decisions	22

10.01	Trust	23

11.01	Termination Upon Change In Control	24

11.02	Automatic Distribution Upon Change In Control	24

11.03	Change In Control	24

12.01	Governing State Law	25

Appendix A		27

- i -

April 2020

Adoption Agreement

1.01	Preamble

By the execution of this Adoption Agreement the Plan Sponsor hereby [complete (a) or (b)]

(a)	☒	adopts a new plan as of January 1, 2020

(b)	☐	amends and restates its existing plan as of [month, day, year] which is the Amendment Restatement Date. Except as otherwise provided in Appendix A, all amounts deferred under the Plan prior to the Amendment Restatement Date shall be governed by the terms of the Plan as in effect on the day before the Amendment Restatement Date.

Original Effective Date: [month, day, year]

Pre-409A Grandfathering: ☐ Yes ☐ No

1.02	Plan

Plan Name: Martin Marietta Nonqualified Deferred Cash Compensation Plan

Plan Year: January 1 – December 31

1.03	Plan Sponsor

Name: Martin Marietta Materials, Inc.

Address: 2710 Wycliff Road, Raleigh, NC 27607

Phone #: 919-781-4550

EIN #: 56-1848578

Fiscal Year: December 31

Is stock of the Plan Sponsor, any Employer or any Related Employer publicly traded on an established securities market?    ☒  Yes            ☐  No

April 2020

1.04	Employer

The following entities have been authorized by the Plan Sponsor to participate in and have adopted the Plan [insert “Not Applicable” if none have been authorized]:

Entity	Publicly Traded on Est. Securities Market
	Yes	No

Martin Marietta Materials, Inc. and its subsidiaries	☒	☐

	☐	☐

	☐	☐

	☐	☐

	☐	☐

	☐	☐

	☐	☐

1.05	Administrator

The Plan Sponsor has designated the following party or parties to be responsible for the administration of the Plan:

Name: Martin Marietta Materials, Inc.

Address: 2710 Wycliff Road, Raleigh, NC 27607

Note: The Administrator is the person or persons designated by the Plan Sponsor to be responsible for the administration of the Plan. Neither Fidelity Employer Services Company nor any other Fidelity affiliate can be the Administrator.

April 2020

2.01	Participation

(a)	☒ Employees [complete (i), (ii) or (iii)]

(i)	☒ Eligible Employees are selected by the Employer.

(ii)	☐ Eligible Employees are those employees of the Employer who satisfy the following criteria:

(iii)	☐ Employees are not eligible to participate.

(b)	☐ Directors [complete (i), (ii) or (iii)]

(i)	☐ All Directors are eligible to participate.

(ii)	☐ Only Directors selected by the Employer are eligible to participate.

(iii)	☒ Directors are not eligible to participate.

April 2020

3.01	Compensation

For purposes of determining Participant contributions under Article 4 and Employer contributions under Article 5, Compensation shall be defined in the following manner [complete (a) or (b) and select (c) and/or (d), if applicable]:

(a)	☒ Compensation is defined as:

Base Salary plus Bonus earned under the Martin Marietta Materials, Inc. Executive Cash Incentive Plan, as amended, but only to the extent such Bonus is remaining after any deferrals have been made under the Martin Marietta Materials, Inc. Incentive Stock Plan, as amended

(b) ☐	Compensation as defined in [insert name of qualified plan] without regard to the limitation in Section 401(a)(17) of the Code for such Plan Year.

(c)	☐ Director Compensation is defined as:

(d)	☐ Compensation shall, for all Plan purposes, be limited to $ .

(e)	☐ Not Applicable.

April 2020

3.02	Bonuses

Compensation, as defined in Section 3.01 of the Adoption Agreement, includes the following type of bonuses that will be the subject of a separate deferral election:

Type	[Will be treated as] Performance Based Compensation
	Yes	No

Bonus	☒	☐

	☐	☐

	☐	☐

	☐	☐

	☐	☐

☐	Not Applicable.

April 2020

4.01	Participant Contributions

If Participant contributions are permitted, complete (a), (b), and (c). Otherwise complete (d).

(a)	Amount of Deferrals

A Participant may elect within the period specified in Section 4.01(b) of the Adoption Agreement to defer the following amounts of remuneration. For each type of remuneration listed, complete “dollar amount” and/or “percentage amount”.

(i)	Compensation other than Bonuses [do not complete if you complete (iii)]

Type of Remuneration	Dollar Amount		% Amount				Increment
	Min	Max	Min		Max
Base Salary			0%		80%		1%
				%		%		%
				%		%		%

Note: The increment is required to determine the permissible deferral amounts. For example, a minimum of 0% and maximum of 20% with a 5% increment would allow an individual to defer 0%, 5%, 10%, 15% or 20%.

(ii)	Bonuses [do not complete if you complete (iii)]

Type of Bonus	Dollar Amount		% Amount				Increment
	Min	Max	Min		Max
Bonus			0%		100%		1%
				%		%		%
				%		%		%

(iii)	Compensation [do not complete if you completed (i) and (ii)]

Dollar Amount		% Amount		Increment
Min	Max	Min	Max
		%	%	%

April 2020

(iv)	Director Compensation

Type of Compensation	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
Annual Retainer			%	%	%
Meeting Fees Other:			%	%	%
Other:			%	%	%
Other:			%	%	%

(b)	Election Period

(i)	Performance Based Compensation

A special election period

☒	Does

☐	Does Not

apply to each eligible type of performance based compensation referenced in Section 3.02 of the Adoption Agreement.

The special election period, if applicable, will be determined by the Employer.

(ii)	Newly Eligible Participants

An employee who is classified or designated as an Eligible Employee during a Plan Year

☒	May

☐	May Not

elect to defer Compensation earned during the remainder of the Plan Year by completing a deferral agreement within the 30 day period beginning on the date he is eligible to participate in the Plan.

The special election period, if applicable, will be determined by the Employer.

(c)	No Participant Contributions

☐	Participant contributions are not permitted under the Plan.

April 2020

5.01	Employer Contributions

If Employer contributions are permitted, complete (a) and/or (b). Otherwise complete (c).

(a)	Matching Contributions

(i)	Amount

For each Plan Year, the Employer shall make a matching contribution on behalf of each Participant who defers Compensation for the Plan Year and satisfies the requirements of Section 5.01(a)(ii) of the Adoption Agreement equal to [complete the ones that are applicable]:

(A) ☐	[insert percentage]% of the Compensation the Participant has elected to defer for the Plan Year

(B) ☐	An amount determined by the Employer in its sole discretion

(C) ☐	Matching contributions for each Participant shall be limited to $ and/or [insert percentage]% of Compensation

(D) ☐	Other:

(E) ☐	Not Applicable [Proceed to Section 5.01(b)]

(ii)	Eligibility for matching contribution

A Participant who defers Compensation for the Plan Year shall receive an allocation of matching contributions determined in accordance with Section 5.01(a)(i) provided he satisfies the following requirements [complete the ones that are applicable]:

(A) ☐	Describe requirements:

(B) ☐	Is selected by the Employer in its sole discretion to receive an allocation of matching contributions

(C) ☐	No requirements

April 2020

(iii)	Time of Allocation

Matching contributions, if made, shall be treated as allocated [select one]:

(A) ☐	As of the last day of the Plan Year

(B) ☐	At such times as the Employer shall determine in its sole discretion

(C) ☐	At the time the Compensation on account of which the matching contribution is being made would otherwise have been paid to the Participant

(D) ☐	Other:

(b)	Other Contributions

(i)	Amount

The Employer shall make a contribution on behalf of each Participant who satisfies the requirements of Section 5.01(b)(ii) equal to [complete the ones that are applicable]:

(A) ☐	An amount equal to [insert percentage]% of the Participant’s Compensation

(B) ☐	An amount determined by the Employer in its sole discretion

(C) ☐	Contributions for each Participant shall be limited to $

(D) ☐	Other:

(E) ☐	Not Applicable [Proceed to Section 6.01]

April 2020

(ii)	Eligibility for Other Contribution

A Participant shall receive an allocation of other Employer contributions determined in accordance with Section 5.01(b)(i) for the Plan Year if he satisfies the following requirements [complete the one that is applicable]:

(A) ☐	Describe requirements:

(B) ☐	Is selected by the Employer in its sole discretion to receive an allocation of other Employer contributions

(C) ☐	No requirements

(iii)	Time of Allocation

Employer contributions, if made, shall be treated as allocated [select one]:

(A) ☐	As of the last day of the Plan Year

(B) ☐	At such times or times as the Employer shall determine in its sole discretion

(C) ☐	Other:

(c)	No Employer Contributions

☒	Employer contributions are not permitted under the Plan.

April 2020

6.01    Distributions

The timing and form of payment of distributions made from the Participant’s vested Account shall be made in accordance with the elections made in this Section 6.01 of the Adoption Agreement except when Section 9.6 of the Plan requires a six month delay for certain distributions to Key Employees of publicly traded companies.

(a)	Timing of Distributions

(i)	All distributions shall commence in accordance with the following [choose one]:

(A)	☒	As soon as administratively feasible following the distribution event but in no event later than the time prescribed by Treas. Reg. Sec. 1.409A-3(d).

(B)	☐	Monthly on specified day [insert day]

(C)	☐	Annually on specified month and day [insert month and day]

(D)	☐	Calendar quarter on specified month and day [insert month and day] Q[insert numerical quarter 1, 2, 3, or 4]

(ii)	The timing of distributions as determined in Section 6.01(a)(i) shall be modified by the adoption of:

(A)	☒	Event Delay – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for six (6) months

(B)	☐	Hold Until Next Year – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for twelve months from the date of the event if payment pursuant to Section 6.01(a)(i) will thereby occur in the next calendar year or on the first payment date in the next calendar year in all other cases

(C)	☐	Immediate Processing – The timing method selected by the Plan Sponsor under Section 6.01(a)(i) shall be overridden for the following distribution events [insert events]:

(D)	☐	Not applicable

April 2020

(b)	Distribution Events

(i)	Participant Contributions under Section 4.01(a)

Participants may elect the following payment events and the associated form or forms of payment. If multiple events for each year are selected, the earliest to occur will trigger payment. For installments, insert the range of available periods (e.g., 5-15) or insert the periods available (e.g., 5, 7, 9).

			Lump Sum	Installments
(A)	☐	Specified Date	☐	years
(B)	☐	Specified Age	☐	years
(C)	☒	Separation from Service	☒	2-10 years
(D)	☐	Separation from Service plus 6 months	☐	years
(E)	☐	Separation from Service plus months [not to exceed months]	☐	years
(F)	☒	Retirement	☒	2-10 years
(G)	☐	Retirement plus 6 months	☐	years
(H)	☐	Retirement plus months	☐	years
(I)	☒	Disability	☒	2-10 years
(J)	☒	Death	☒	2-10 years
(K)	☐	Change in Control	☐	years

The minimum deferral period for Specified Date or Specified Age event shall be      years.

Installments may be paid [select each that applies]

☐	Monthly

☐	Quarterly

☒	Annually

April 2020

(ii)	Employer Contributions under Section 5.01(a) and (b)

Participants may elect the following payment events and the associated form or forms of payment. If multiple events for each year are selected, the earliest to occur will trigger payment. For installments, insert the range of available periods (e.g., 5-15) or insert the periods available (e.g., 5, 7, 9).

			Lump Sum	Installments
(A)	☐	Specified Date	☐	years
(B)	☐	Specified Age	☐	years
(C)	☐	Separation from Service	☐	years
(D)	☐	Separation from Service plus 6 months	☐	years
(E)	☐	Separation from Service plus months [not to exceed months]	☐	years
(F)	☐	Retirement	☐	years
(G)	☐	Retirement plus 6 months	☐	years
(H)	☐	Retirement plus months	☐	years
(I)	☐	Disability	☐	years
(J)	☐	Death	☐	years
(K)	☐	Change in Control	☐	years

The minimum deferral period for Specified Date or Specified Age event shall be          years.

Installments may be paid [select each that applies]

☐	Monthly

☐	Quarterly

☐	Annually

April 2020

(c)	Specified Date and Specified Age elections may not extend beyond age [insert age or “Not Applicable” if no maximum age applies].

(d)	Payment Election Override

Payment of the remaining vested balance of the Participant’s Account will automatically occur at the time specified in Section 6.01(a) of the Adoption Agreement in the form indicated upon the earliest to occur of the following events [check each event that applies and for each event include only a single form of payment]:

Events		Form of Payment
		Lump Sum	Installments
☐	Separation from Service, other than for Retirement	☐
☐	Death	☐
☐	Disability	☐
☐	Not Applicable	☐

(e)	Involuntary Cashouts

☐

If the Participant’s vested Account at the time of his Separation from Service does not exceed $                , distribution of the vested Account shall automatically be made in the form of a single lump sum in accordance with Section 9.5 of the Plan.

☒	There are no involuntary cashouts.

(f)	Retirement

☒	Retirement shall be defined as a Separation from Service that occurs on or after the Participant [insert description of requirements]:

The earliest age that an individual can retire and receive benefits under the Martin Marietta Pension Plan without reduction

☐	No special definition of Retirement applies.

April 2020

(g)	Distribution Election Change

A Participant

☒	Shall

☐	Shall Not

be permitted to modify a scheduled distribution date and/or payment option in accordance with Section 9.2 of the Plan.

A Participant shall generally be permitted to elect such modification an unlimited number of times.

Administratively, allowable distribution events will be modified to reflect all options necessary to fulfill the distribution change election provision.

(h)	Frequency of Elections

The Plan Sponsor

☒	Has

☐	Has Not

elected to permit annual elections of a time and form of payment for amounts deferred under the Plan. If a single election of a time and/or form of payment is required, the Participant will make such election at the time he first completes a deferral agreement which, in all cases, will be no later than the time required by Reg. Sec. 1.409A-2.

April 2020

(i)	Disability

For Purposes of Section 2.11 of the Plan, Disability shall be defined as

☐	Total disability as determined by the Social Security Administration or the Railroad Retirement Board.

☐	As determined by the Employer’s long term disability insurance policy.

☒	As follows [insert description of requirements]:

Any physical or mental impairment that would qualify a participant for disability benefits under the standards of the long-term disability plan maintained by the Company or under the Federal social security system

☐	Not applicable.

April 2020

7.01    Vesting

(a)	Matching Contributions

The Participant’s vested interest in the amount credited to his Account attributable to matching contributions shall be based on the following schedule:

☐	Years of Service	Vesting %

	0%		[insert “100” if there is immediate vesting]

1%

2%

3%

4%

5%

6%

7%

8%

9%

☐	Other:

☐	Class year vesting applies:

☒	Not applicable.

April 2020

(b)	Other Employer Contributions

The Participant’s vested interest in the amount credited to his Account attributable to Employer contributions other than matching contributions shall be based on the following schedule:

☐	Years of Service	Vesting %

	0%		[insert “100” if there is immediate vesting]

1%

2%

3%

4%

5%

6%

7%

8%

9%

☐	Other:

☐	Class year vesting applies:

☒	Not applicable.

April 2020

(c)	Acceleration of Vesting

The Participant’s vested interest in his Account will automatically be 100% upon the occurrence of the following events [select the ones that are applicable]:

(i)	☐ Death.

(ii)	☐ Disability.

(iii)	☐ Change in Control.

(iv)	☐ Eligibility for Retirement.

(v)	☐ Other:

(vi)	☒ Not applicable.

(d)	Years of Service

(i)	A Participant’s Years of Service shall include all service performed for the Employer and

☐	Shall

☐	Shall Not

include service performed for the Related Employer.

April 2020

(ii)	Years of Service shall also include service performed for the following entities:

(iii)	Years of Service shall be determined in accordance with [select one]:

(A)	☐ The elapsed time method in Treas. Reg. Sec. 1.410(a)-7

(B)	☐ The general method in DOL Reg. Sec. 2530.200b-1 through b-4

(C)	☐ Participant’s Years of Service credited under:

[insert name of plan]

(D)	☐ Other:

(iv)	☒ Not applicable.

April 2020

8.01	Unforeseeable Emergency

(a)	A withdrawal due to an Unforeseeable Emergency as defined in Section 2.24:

☒	Will

☐	Will Not [if Unforeseeable Emergency withdrawals are not permitted, proceed to Section 9.01]

be allowed.

(b)	Upon a withdrawal due to an Unforeseeable Emergency, a Participant’s deferral election for the remainder of the Plan Year:

☒	Will

☐	Will Not

be cancelled. If cancellation occurs, the Participant may resume participation in accordance with Article 4 of the Plan.

April 2020

9.01	Investment Decisions

Investment decisions regarding the hypothetical amounts credited to a Participant’s Account shall be made by [select one]:

(a)	☒ The Participant or his Beneficiary

(b)	☐ The Employer

April 2020

10.01	Trust

The Employer [select one]:

☐	Does

☒	Does Not

intend to establish a rabbi trust as provided in Article 11 of the Plan.

April 2020

11.01	Termination Upon Change In Control

The Plan Sponsor

☒	Reserves

☐	Does Not Reserves

the right to terminate the Plan and distribute all vested amounts credited to Participant Accounts upon a Change in Control as described in Section 9.7.

11.02	Automatic Distribution Upon Change In Control

Distribution of the remaining vested balance of each Participant’s Account

☒	Shall

☐	Shall Not

automatically be paid as a lump sum payment upon the occurrence of a Change in Control as provided in Section 9.7.

April 2020

12.01	Governing State Law

The laws of North Carolina shall apply in the administration of the Plan to the extent not preempted by ERISA.

April 2020

Execution Page

The Plan Sponsor has caused this Adoption Agreement to be executed on June 25, 2020.

Plan Sponsor:	Martin Marietta Materials, Inc.

By:

Title:	Chairman and CEO

April 2020

Appendix A

Special Effective Dates

Not Applicable

April 2020